UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2020

Duck Creek Technologies, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	333-240050	84-3723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Rd., Floor 10	Boston	Massachusetts	02210
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code: (888) 724-3509

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	DCT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors.

Duck Creek Technologies, Inc. (the “Company”) is a party to a stockholders’ agreement (the “Stockholders Agreement”), dated as of August 14, 2020, among the Company, Accenture LLP (“Accenture LLP”), Accenture Holdings BV (“Accenture BV” and, together with Accenture LLP, the “Accenture Investors”) and Disco (Guernsey) Holdings L.P. Inc. (the “Apax Investor”). Pursuant to the terms of the Stockholders Agreement, the Accenture Investors had a right to nominate two directors to the Board of Directors (the “Board”) of the Company so long as the Accenture Investors continued to meet certain ownership thresholds. As a result of Accenture LLP selling a portion of the Company’s common stock, $0.01 par value per share (the “Common Stock”), it held on November 13, 2020, the Accenture Investors own 19.6% of Common Stock. By the terms of the Stockholders’ Agreement, the Accenture Investors now have the right to nominate only one member of the Board.

As such, Mr. Domingo Miron, as one of the directors previously nominated by the Accenture Investors, notified the Company that he was resigning from the Board, effective as of November 12, 2020. Mr. Miron’s resignation from his position as a director was not the result of any disagreements between Mr. Miron and the Company on any matters relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

On November 13, 2020, the Apax Investor and Accenture Investors completed the previously-announced registered public secondary offering (the “Offering”) of 8,000,000 shares of Common Stock at an offering price of $41.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333- 249954). On August 12, 2020, the Company filed a prospectus dated August 10, 2020 with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Company did not receive any proceeds from the sale of the shares of Common Stock by the Apax Investor and the Accenture Investors.

On November 11, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 11, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCK CREEK TECHNOLOGIES, INC.

By:	/s/ Christopher Stone
Name: Christopher Stone
Title: General Counsel and Secretary

Date: November 17, 2020